CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2013

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended September 30, 2013 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	Sept. 30, 2013	June 30, 2013	Dec. 31, 2012
Net assets	$638,397,153	$613,622,946	$569,465,087
Net assets per share of Common Stock	27.89	26.50	24.53
Shares of Common Stock outstanding	22,885,973	23,153,852	23,218,307

     Comparative operating results are as follows:

	Nine months ended September 30,
	2013		2012
Net investment income	$2,832,045		$6,496,263
Per share of Common Stock	.12	*	.28 *
Net realized gain on sale of investments	79,577,054		6,513,396
Decrease in net unrealized appreciation of investments	(1,399,884)		(17,011,536)
Increase (decrease) in net assets resulting from operations	81,009,215		(4,001,877)

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     In the quarter ended September 30, 2013 the Corporation purchased 267,879 shares of its Common Stock at an average price of $22.77 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market, or in private transactions directly with stockholders.

     We are pleased to report that during the third quarter, Central completed its previously announced sale of 35,000 shares of The Plymouth Rock Company, Inc.

     Stockholders’ inquiries are welcome.

Central Securities Corporation

Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
October 9, 2013

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PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 2013
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold	Held September 30, 2013
Canadian Oil Sands Ltd.			350,000	—
CEVA, Inc.			19,000	829,900
Clean Harbors, Inc.	150,000			150,000
Coach, Inc.	150,000			150,000
Devon Energy Corporation			200,000	—
Freeport–McMoRan Copper & Gold Inc.	100,000			400,000
GeoMet, Inc.			2,000,000	—
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock	8,937	(a)		294,941
International Business Machines Corporation	20,000			20,000
JP Morgan Chase & Co.	75,000			175,000
Medtronic, Inc.	100,000			200,000
Motorola Solutions, Inc	10,000			260,000
Murphy USA, Inc.	70,000	(b)		70,000
The Plymouth Rock Company, Inc.			35,000	34,660
Primus Telecommunications Group, Inc.			145,425	—
RadiSys Corporation			393,800	534,900
Vical Inc.			228,000	—
Xerox Corporation			890,000	100,000

(a) Received as a dividend.

(b) Received as a spin off from Murphy Oil Corporation.

TEN LARGEST INVESTMENTS
September 30, 2013
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.9	$91.8	14.4%	1982
Coherent, Inc.	18.1	41.7	6.5	2007
Intel Corporation	16.3	34.2	5.3	1986
Agilent Technologies, Inc.	12.6	30.2	4.7	2005
Analog Devices, Inc.	8.8	28.2	4.4	1987
The Bank of New York Mellon Corporation	18.3	27.9	4.4	1993
Brady Corporation	1.2	18.0	2.8	1984
Murphy Oil Corporation	0.9	16.9	2.6	1974
Capital One Financial Corporation	13.0	16.5	2.6	2013
Motorola Solutions, Inc.	11.8	15.4	2.4	2000

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Simms C. Browning, Lead Independent Director
L. Price Blackford
Donald G. Calder
David C. Colander
Jay R. Inglis
 C. Carter Walker, Jr.

OFFICERS
Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE
630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN
UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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